[September 2,] 2014 J.P. Morgan Global High Yield & Leveraged Finance Conference February 23, 2015

2 Forward-Looking Statements Statements in this presentation which are not statements of historical fact are “forward-looking statements” within the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995. Such statements are not guarantees of future performance. Many factors could cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward looking-statements. These factors are discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We make forward-looking statements based on currently available information, and we assume no obligation to update the statements made today or contained in our Annual Report or other filings due to changes in underlying factors, new information, future developments, or otherwise, except as required by law. Third Party Information This presentation, including certain forward-looking statements herein, include information obtained from third party sources that we believe to be reliable. However, we have not independently verified this third party information and cannot assure you of its accuracy or completeness. While we are not aware of any misstatements regarding any third party data contained in this presentation, such data involve risks and uncertainties and are subject to change based on various factors, including those discussed in detail in our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in our other filings with the SEC. We assume no obligation to revise or update this third party information to reflect future events or circumstances.

Well Managed and Strategically Diversified Global Producer

4 Moving Alpha Forward • Experienced management team focused on right-sizing mine portfolio to mitigate near-term pressure and drive long-term value creation • Continued focus on proactively managing balance sheet and liquidity - Preserving financial flexibility and maintaining resilience through protracted downturn • Unique positioning and ability to capitalize on market improvements - More than $400 million in targeted cost reductions since 2012 have significantly reduced overall operating and overhead cost structure - Rebalancing portfolio opportunistically during market downturn • Strategically positioned for market upturn and current soft markets in metallurgical coal • Active, ongoing commitment to optimizing thermal and metallurgical portfolio - Aggressively managing costs and production of coal reserves • Early success diversifying into natural gas - Creating value by growing exposure to natural gas while selectively monetizing holdings

5 Experienced Industry Leadership Management Team with Long Track Record and Deep Expertise • Track record of selective growth and conservative balance sheet management through all market cycles • Periodic portfolio reviews to proactively manage Alpha’s operating profile • Demonstrated ability to make tough but necessary decisions during challenging markets conditions - Cost reductions – Operations, SG&A, Capex Demonstrating Industry Leadership • Conducting Congressional education and advocacy on all coal-related issues, including proposed GHG rules • Working closely with the Partnership for a Better Energy Future (PBEF) to modify or halt EPA’s GHG rules • Actively working to pass legislative relief at both the federal and state levels • Leadership roles at major trade associations (Past Chairman, ACCCE; Vice-Chair, NMA and Executive Committee Member, WCA) • Encouraging stakeholders and elected leaders at regional and state levels to engage on local impacts of federal rulemaking

6 Alpha’s Inherent Strengths Operational diversification Leading global supplier Large port capacity Positioned to execute in all parts of the cycle Aggressive management of thermal costs and production Effective early diversification into natural gas Prudent liquidity and long-term capital structure management

7 * As of December 31, 2013 * As of December 31, 2014 Operational Diversification – Revenues & Product Mix • One of the strongest reserve positions in the industry with ~4.0 billion tons, including ~1.3 billion tons of metallurgical coal • Well balanced product mix with 43% of 2014 coal revenues from metallurgical coal and 57% from thermal coal • Well balanced revenue mix with 39% of 2014 revenues from export markets Eastern Steam, $1,700M 46% PRB $437M 11% Metallurgical $1,587M 43% 2014 Coal Revenue Mix Total $3.7B Eastern Steam 2.0B tons 50% Metallurgical 1.3B tons 33% PRB 0.7B tons 18% Coal Reserve Breakdown* Total 4.0B tons

8 Western Coal Operations – 2014 36.5 million tons thermal * As of December 31, 2014 Total Mines: 60* (Underground 45; Surface 15) Prep Plants: 22* Operational Diversification – Geography Eastern Coal Operations – 2014 29.5 million tons thermal 18.6 million tons met

9 ~150 Customers in 26 Countries on 5 Continents Leading Global Supplier Note: All amounts represent full year 2014 shipments in short tons 2014 Total Alpha shipments 84.6 million tons 2014 Total Export shipments 17.6 million tons (12.4 tons Met; 5.2mm tons Thermal) Africa/Middle East 2.2mm tons Met 0.3mm tons Thermal Asia 1.9mm tons Met Europe 6.5mm tons Met 4.8mm tons Thermal South America 1.1mm tons Met Canada/Mexico 0.7mm tons Met 0.1mm tons Thermal

10

Large Port Capacity

Alpha Has the Largest Port Capacity of Any U.S. Coal Producer


Legend
Anthracite
Bituminous
Lignite
Ports Where Alpha has Committed Capacity
Other Operating Ports
Alpha has Access to 25-30 Million Tons of Port Capacity
ILLINOIS BASIN
CHICAGO
NEW YORK
Fairless Hills
Chesapeake
CNX Marine
WASHINGTON D.C.
Pier IX
Dominion Terminal Associates
Lamberts Point
SOUTHERN APPALACHIA
ATLANTA
Shipyard River Terminal
McDuffie Coal Terminal
HOUSTON
IC Rail Marine (CN RR)
Armstrong Coal Terminal
United Bulk Terminal
Burnside Bulk Marine
Kinder Morgan Bulk Terminal
Tampaplex
•International Marine Terminals
•Associated Terminals
MIAMI

U.S. East Coast

- **DTA - Virginia**
  - Alpha owns 41% share
- **Lamberts Point - Virginia**
  - Alpha is the largest shipper
- **Pier IX - Virginia**
  - Alpha gained position with Massey acquisition
- **CSX Curtis Bay - Maryland**

U.S. Gulf

- **U.S. Gulf - both land-based terminals and midstream loading capabilities**


Great Lakes

Alpha Natural Resources
RUNNING RIGHT

11 Global Coal Market Overview

12

Market Overview

Global Demand

- Expanding global energy needs lead to rising coal demand
- Coal is the world's fastest growing major fuel, and least expensive and most reliable form of electricity generation
- Rapid population growth, urbanization and industrialization trends driving increased coal demand in India and China

U.S. Demand

- Coal fuels ~ 40% of electricity generation in the U.S.
- Coal use has rebounded significantly in the past two years
- Overall coal stockpiles, while higher over the last two months, remain slightly below normal levels based on coal burn

Metallurgical Coal

- Global seaborne market appears to have stabilized over the last several months
- Nearly all production expansion in Australia is completed with the expectation of only modest export growth in the next two to three years
- Announced production cuts of ~ 25 million tonnes yet to be fully reflected in market prices
- Market may be nearing a more balanced supply and demand equation

Thermal Coal

- Domestic utility stockpile levels have increased closer to normal levels
- Weak pricing environment affected by softer natural gas prices and muted demand, as evidenced by current lackluster RFP activity
- Rail service has improved meaningfully
- API2 pricing below breakeven point for many suppliers

Regulatory Environment

- Very challenging domestic regulatory environment will reduce future coal demand
  - MATS will become effective in 2015
  - GHG standards proposed for new and existing power plants
  - Coal ash rule finalized in December 2014

Alpha Natural Resources
RUNNING RIGHT

Sources: EIA, IEA, SNL, EVA, Internal Analysis

Metallurgical Coal

14 • Combination of supply cuts and demand growth expected to balance supply/demand equation over time • Industry-wide underinvestment in growth and sustaining capital likely to result in undersupply in coming years • Evaluating lower cost, longer-term projects and cost reductions to drive portfolio down cost curve • Continue aggressive focus on higher margin coals through the current trough Positioned to Execute in All Parts of the Cycle Sources: McCloskey, Bloomberg Metallurgical Coal – Strategic Considerations $100 $120 $140 $160 $180 Jan-13 May-13 Sep-13 Jan-14 May-14 Sep-14 Jan-15 ($ /t o n n e ) 0.70 0.80 0.90 1.00 1.10 Jan-13 May-13 Sep-13 Jan-14 May-14 Sep-14 Jan-15 Daily Hard Coking Coal Price AUDUSD Exchange Ratio

15 Global Steel Growth Rates 2013-2015 Key Alpha End Markets Projecting Solid Growth in 2015 More Balanced Growth Forecast Source: World Steel Association - Apparent Steel Use 0.8% 8.2% -2.4% 4.2% 0.2% 4.9% 3.8% 4.0% 1.9% 6.4% -2.4% 2.3% 1.7% 2.0% 2.9% 3.8% 2.2% 3.4% 6.0% 1.4% 2.0% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% European Union (28) Other Europe NAFTA Central & South America Middle East Asia & Oceania World 2013 2014F 2015F

16 Global Seaborne Metallurgical Growth Rate More than 3% pa from 2014 to 2020 Key Alpha End Markets Projecting Solid Growth through 2020 Steady Metallurgical Coal Growth Expected Source: Wood Mackenzie M illio n s of T on n e s 59 42 59 16 79 207 91 48 72 17 96 252 0 50 100 150 200 250 300 China India Europe Brazil Atlantic Basin Pacific Basin 2014 2020

Thermal Coal

18 Aggressively Managing Costs and Production Volumes Thermal Coal Assets – Strategic Considerations CAPP • Portfolio likely to shrink over long-term due to continued regulatory and competitive challenges • Ongoing focus on safety, operating costs, capital allocation and minimizing “tail costs” • Selective divestitures of non-strategic properties and reserves NAPP • Invest in further cost reduction and incremental volume expansion at Cumberland • Maximize operating flexibility and increase market exposure for Cumberland through addition of barge-to-rail facility • Utilize Emerald equipment to reduce future Capex requirements at Cumberland PRB • Focus on maintaining high quality workforce – competition for labor independent of other basins • Invest incremental Capex in cost reduction and incremental production where appropriate • Improved cash flow profile in 2016 after final Belle Ayr LBA payment is made in 4Q 2015

19 India & China Driving Global Demand China and India Account for 90% of Increased Thermal Coal Demand through 2020 Sources: IEA, Internal Analysis 3,278 712 2,895 6,885 3,714 945 2,936 7,595 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 China India ROW World 2013 2020 M illion s o f T onne s

20 Evolving Domestic Coal Markets STRUCTURAL Regulation • Plant retirements • Permitting Interregional competition focused on • Operating costs • Relative geology CYCLICAL Competition from low- priced natural gas and other coal basins Economics of export markets Oversupply

21 Days of Burn Dec-14 Nov-14 Dec-13 5-Year Average % Change YoY NAPP 74.7 71.1 60.4 67.4 24% CAPP 88.7 84.7 120.7 110.1 (27%) ILB 72.5 69.4 76.3 73.4 (5%) PRB 62.2 55.7 56.5 68.0 10% TOTALS 64.5 59.8 63.3 71.3 2% Coal Remains #1 Fuel for Electricity Generation Coal Averaging Approximately 40% of U.S Power Generation Source: EVA Note: The basins represented in the stockpile table don’t add up to the total as not all basins are included Days of Burn 38% 26% 0 20 40 60 80 100 120 140 160 180 200 Dec-07 Jun-08 Dec-08 Jun-09 Dec-09 Jun-10 Dec-10 Jun-11 Dec-11 Jun-12 Dec-12 Jun-13 Dec-13 Jun-14 T W h Coal Natural Gas Coal and natural gas generation were about even in April 2012 at ~32%; natural gas prices averaged $1.95/mmBTU then

Natural Gas

23 MONETIZE Divest undeveloped acreage MAINTAIN Hold ownership through the maturity of the E&P activities (50% interest) GROW Combine gas interests with existing producer Evaluate emerging basins within Alpha’s existing footprint Monetize, Maintain and Grow Natural Gas – Strategic Considerations • Success of Rice Energy JV and significant value creation established blueprint for further success in natural gas • Multiple options to unlock value from our natural gas JV with EDF Trading Resources - Alpha believes that either continuing to develop the asset or creating a larger platform by combining our gas interests with another gas operation would be the most value enhancing alternative

24 JV - Rice Energy Alpha Natural Gas Portfolio Enhances Value • Alpha contributed ~7,500 Marcellus acres • Invested approximately $30 million in capital • Gross JV acreage grew to ~13,000 acres • Number of wells operating at the time of exchange totaled 16 • Alpha realized $300 million of value at RICE IPO; $100 million cash and ~9.5 million shares of RICE - Sold approximately 3.5 millions shares in 2014 for $91 million - Currently hold approximately 6.0 million shares of RICE valued at $127 million as of December 31, 2014

25 JV - EDF Trading Resources Alpha Natural Gas Portfolio Enhances Value • Alpha contributed ~12,000 Marcellus acres, adjacent to Rice Energy • Gross JV acreage has since grown to more than 20,000 acres • On track to achieve its ~25,000-acre current year goal - First pad site completed and drilling activities expected to begin in 2H 2015 - Additional pad, well and pipeline permits pending before Pennsylvania DEP • Expect to have 6 completed wells by the year end 2015 * Sold approximately 3.1 millions shares of Rice Energy in a secondary offering on August 19, 2014 JV – EDF Trading Resources

Cost Control, Capital Structure and Liquidity Management

27 $73.77 $71.40 $61.66 $55.00 $60.00 $65.00 $70.00 $75.00 2012 2013 2014 Eastern cost/ton** Category 2012 2013 2014 Change from 2012 Eastern cost/ton* $73.77 $71.40 $61.66 -$12.11 Western cost/ton* $10.15 $9.91 $11.15 $1.00 Implemented ~$150mm annual cost reduction initiative in 2012 and further ~200mm reduction in 2013 with incremental reduction of $60-$75mm to be implemented in 1H 2015 Majority of cost reductions reflected in cost of coal sales $10.15 $9.91 $11.15 $9.00 $9.50 $10.00 $10.50 $11.00 $11.50 $12.00 2012 2013 2014 Western cost/ton** Proactive Portfolio Management Aggressive Operating Cost Reductions since 2012 to Enhance Cost Structure for Current Market Environment * Adjusted cost of coal sales per ton. Adjusted cost of coal sales per ton is a non-GAAP measure. A reconciliation of this non-GAAP measure to the most comparable GAAP measure has been included in the tables accompanying this presentation.

28 $498.1 $257.8 $227.2 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 2012 2013 2014 Capex (in millions) $209.8 $159.0 $134.0* $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2012 2013 2014 SG&A (in millions) Category 2012 2013 2014 Change from 2012 SG&A (in millions) $209.8 $159.0 ~$134.0* -$75.8 Capex (in millions) $498.1 $257.8 $227.2 -$270.9 Implemented ~$150mm annual cost reduction initiative in 2012 and further ~200mm reduction in 2013 with incremental reduction of $60-$75mm to be implemented in 1H 2015 Majority of cost reductions reflected in cost of coal sales Proactive Portfolio Management Aggressive SG&A and Capex Reductions since 2012 * Excludes approximately $18mm for merger related and other expenses which are not expected to recur

29 Prudently Managing Capital Structure & Liquidity • Maintain maturity profile with limited near-term maturities and manage liquidity to support focused operations while ensuring financial flexibility - Re-financings to extend maturity profile and improve liquidity when market conditions warrant - Selective asset disposals to bolster cash position and liquidity or deleveraging – realized in excess of $200 million in cash from asset disposals and sales of JV interests • Lowered annual Capex by nearly 50% from $498 million in 2012 to $256 million in 2013, followed by a 12% reduction to $227 million in 2014 • Proactive in management of debt maturities, liquidity and long-term capital structure • Evaluate additional actions to manage debt and preserve financial flexibility to ensure resilience through commodity cycle Preserve Cash, Maintain Financial Flexibility

30 • Reduced outstanding 2015 convertible debt by 20% • Completed $500 million Sr. Sec. 2nd Lien Notes offering • Sold 3.5 million shares of Rice Energy for approximately $91 million in cash • Amended and extended credit agreement and established new $200 million accounts receivable securitization facility • Realized in excess of $200 million in cash from asset disposals and sales of JV interests, including sale of AMFIRE operations and cash portion of the exchange of JV with Rice Energy Enhanced Financial Flexibility Recent Proactive Steps: Note: A/R facility shown in 2011 was terminated on May 22, 2013. $200 $154 $345 $345 $276 $618 $500 $500 $800 $700 $614 $154 $276 $1,163 $500 $800 $1,459 $700 $- $500 $1,000 $1,500 2015 2016 2017 2018 2019 2020 2021 Debt Maturity Schedule December 31, 2014 (millions) A/R Facility Convertible Notes Revolver (Undrawn) Senior Secured Notes Senior Unsecured Notes Term Loan $947 $1,000 $800 $700 585 $947 $1,585 $- $- $800 $- $700 $- $500 $1,000 $1,500 2015 2016 2017 2018 2019 2020 2021 Debt Maturity Schedule December 31, 2011 (millions) Convertible Notes Revolver (Undrawn) Senior Secured Notes Senior Unsecured Notes Term Loan

31 Description Maturity Amount (millions) $276 Revolving Credit Facility June, 2016 $0 $618 Revolving Credit Facility September, 2017 $0 $200 A/R Facility September, 2017 $0 2.375% Convertible Notes April, 2015 $44 3.25% Convertible Notes August, 2015 $109 3.75% Convertible Notes December, 2017 $345 9.75% Senior Notes (CCC+/Caa1) April, 2018 $500 6.0% Senior Notes (CCC+/Caa1) June, 2019 $800 7.5% Sr. Secured 2nd Lien Notes (B/B2) August, 2020 $500 4.875% Convertible Notes December, 2020 $345 6.25% Senior Notes (CCC+/Caa1) June, 2021 $700 TL B (BB-/B1) May, 2020 $614 Capital Leases & Other Various $61 Total Long-term Debt $4,019 Liquidity and Credit Statistics Amount (millions) Cash and Equivalents and Marketable Securities* $1,273 Revolver and A/R Facility $1,094 Less: Letters of Credit Outstanding ($212) Total Potential Liquidity $2,155 Liquidity & Debt Profile Note: As of December 31, 2014 * Includes approximately $127mm of RICE shares based on December 31, 2014 valuation

32 Key Takeaways Leading global coal producer with broad product and regional diversification • Top 5 in worldwide met shipments • Diversified customer base in more than 25 countries • Most port capacity among US producers Strong, experienced management team proactively managing challenging environment Management focus on free cash flow generation • Major operating, overhead and SG&A cost reductions • Disciplined capex investment Prudent fiscal management • Improved liquidity since beginning of down cycle • Proactive debt maturity management with limited maturities until end of 2017 Strategically positioned for future

alphanr.com Appendices

34 Use of Non-GAAP Measures In addition to information prepared in accordance with generally accepted accounting principles in the United States (GAAP) provided throughout this presentation, Alpha has presented adjusted cost of coal sales per ton, a non-GAAP financial measure, which management uses to gauge operating performance. This non-GAAP financial measure exclude various items detailed in the attached reconciliation table. The definition of these non-GAAP measures may be changed periodically by management to adjust for significant items important to an understanding of operating trends. These measures are not intended to replace financial performance measures determined in accordance with GAAP. Rather, they are presented as supplemental measures of the Company’s performance that management believes are useful to securities analysts, investors and others in assessing the Company’s performance over time. Moreover, these measures are not calculated identically by all companies and therefore may not be comparable to similarly titled measures used by other companies. A reconciliation of each of these measures to its most directly comparable GAAP measure is provided in the tables below. Reconciliation

35 Reconciliation of Cost of Coal Sales Reconciliation of Adjusted Cost of Coal Sales Per Ton-East to Cost of Coal Sales Per Ton December 31, 2014 December 31, 2013 December 31, 2012 Cost of coal sales per ton-East $ 61.05 $ 72.51 $ 71.76 Impact of asset retirement obligation correction 0.62 Impact of provision for regulatory costs - (0.53) - Impact of merger-related expenses 0.13 (0.58) (1.07) Impact of changes in future costs of asset retirement obligations - - 2.48 Impact of benefits-related accrual reversal - - 0.64 Impact of employee benefit related expenses (0.14) - - Impact of write-off of weather-related property damage - - (0.04) Adjusted cost of coal sales per ton-East $ 61.66 $ 71.40 $ 73.77 Reconciliation of Adjusted Cost of Coal Sales Per Ton-West to Cost of Coal Sales Per Ton December 31, 2014 December 31, 2013 December 31, 2012 Cost of coal sales per ton-West $ 11.15 $ 9.91 $ 10.10 Impact of benefits-related accrual reversal - - 0.05 Adjusted cost of coal sales per ton-West $ 11.15 $ 9.91 $ 10.15 Twelve months ended Twelve months ended

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